THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

TERM NOTE

$200,000.00

May 15, 2019

FOR VALUE RECEIVED, Independence LED Lighting, LLC (the **"Maker"**), with an address at 22 Waterloo Avenue Berwyn, PA 19312, promises to pay to the order of Dilip R. Limaye (the **"Holder"**), in lawful money of the United States of America in immediately available funds at 209 Excalibur Drive, Newton Square, PA 19073 or at such location as the Holder may designate from time to time, the principal sum of Two Hundred Thousand Dollars ($200,000), together with interest and any fees accruing on the outstanding principal balance from the date hereof, all as provided below. Maker and Holder are hereinafter referred to as "**Parties**".

1. Rate of Interest.

Amounts outstanding under this Note will bear interest at a rate per annum which is at all times equal to Ten percent (10%). Interest will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. Payment Terms.

Principal repayment shall be made by Maker in three installments: (i) $100,000 on November 15, 2019; (ii) $50,000 on February 15, 2020; and (iii) $50,000 on May 15, 2020. Interest shall accrue and be due and payable on November 15, 2019 and May 15, 2020. In addition to interest payments, Holder shall receive from Maker loan origination fee payments of $15,000 on November 15, 2019 and another $15,000 on May 15, 2020. The payment dates for principal, interest and loan origination fees may be changed by mutual agreement of the Parties.,

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the Commonwealth of Pennsylvania, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest, loan origination fees, and principal in any order the Holder may choose, in its sole discretion.

3. Late Payments; Default Rate.

If the Maker fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within ten (10) calendar days of the date due and payable, the Maker also shall pay to the Holder a late charge equal to ten percent (10%) of the amount of such payment (the **"Late Charge"**). Such ten (10) day period shall not be construed in any way to extend the due date of any such payment. Upon maturity, whether by acceleration, demand or otherwise, and at the Holder's option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, each advance outstanding under this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) which shall be three percentage points (3%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the **"Default Rate"**). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Holder's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder's exercise of any rights and remedies hereunder or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In

addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Maker agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty.

4. Prepayment.

The Maker shall have the right to prepay the principal and interest due hereunder to Holder at any time and from time to time, in whole or in part. However, in case the principal is repaid prior to the maturity date of May 15, 2020, Maker will be required to pay the loan origination fees as specified in Article 2 – Payment Terms.

5. Security.

This Note is secured by any and all assets of Independence LED Lighting, LLC and additionally secured by a Pledge as specified in the attached Security and Pledge Agreement.

6. Events of Default.

The nonpayment of any principal, interest or other indebtedness under this Note when due will be deemed to be an **"Event of Default"** under this Note. Upon the occurrence of an Event of Default: (a) The outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Holder's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (b) at the Holder's option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (c) the Holder may exercise from time to time any of the rights and remedies available through this Note or under applicable law.

7. Power to Confess Judgment.

The Maker hereby empowers any attorney of any court of record, after the occurrence of any Event of Default hereunder, to appear for the Maker and, with or without complaint filed, confess judgment, or a series of judgments, against the Maker in favor of the Holder or any holder hereof for the entire principal balance of this Note, all accrued interest and all other amounts due hereunder, together with costs of suit and an attorney's commission of the greater of 10% of such principal and interest or $1,000 added as a reasonable attorney's fee, and for doing so, this Note or a copy verified by affidavit shall be a sufficient warrant. The Maker hereby forever waives and releases all errors in said proceedings and all rights of appeal and all relief from any and all appraisement, stay or exemption laws of any state now in force or hereafter enacted. Interest on any such judgment shall accrue at the Default Rate.

No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Holder shall elect until such time as the Holder shall have received payment in full of the debt, interest and costs. Notwithstanding the attorney's commission provided for in the preceding paragraph (which is included in the warrant for purposes of establishing a sum certain), the amount of attorneys' fees that the Holder may recover from the Maker shall not exceed the actual attorneys' fees incurred by the Holder.

8. Indemnity.

The Maker agrees to indemnify each of the Holder, each legal entity, if any, who controls, is controlled by or is under common control with the Holder, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any

person or entity claiming derivatively on behalf of the Maker), in connection with or arising out of or relating to the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Maker, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder. The Maker may participate at its expense in the defense of any such action or claim.

9. Miscellaneous.

All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (**"Notices"**) must be in writing (except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this paragraph. No delay or omission on the Holder's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Holder's action or inaction impair any such right or power. The Holder's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Holder may have under other agreements, at law or in equity. No modification,
amendment or waiver of, or consent to any departure by the Maker from, any provision of this Note will be effective unless made in a writing signed by the Holder, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Maker agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Holder in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Holder's counsel. If any provision of this Note is found to be invalid, illegal or unenforceable in any respect by a court, all the other provisions of this Note will remain in full force and effect. The Maker and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Maker also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Maker, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Maker and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Holder and its successors and assigns; provided, however, that the Maker may not assign this Note in whole or in part without the Holder's written consent and the Holder at any time may assign this Note in whole or in part.

THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE HOLDER AND THE MAKER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES.

The Maker acknowledges that it has read and understood all the provisions of this Note, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

Signed by:

Date: 05/10/19
Name: Charles A. Szoradi
Title: Chairman and CEO
Independence LED Lighting, LLC

Agreed to and Accepted:

Dilip R. Limaye
5-15-19

Disclosure for Confession of Judgment

Undersigned: Independence LED Lighting, LLC Date: 05/10/19

Holder: Dilip R. Limaye

The undersigned has executed, and/or is executing, on or about the date hereof, a Term Note in the principal amount of $200,000, under which the undersigned is obligated to repay monies to Holder.

A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH HOLDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST IT BY HOLDER THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO HOLDER'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH HOLDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES ITS RIGHTS TO NOTICE AND A HEARING AND EXPRESSLY AGREES AND CONSENTS TO HOLDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

C. The undersigned certifies that a representative of Holder specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to each entity listed below; and that the undersigned received a copy hereof at the time of signing.

Independence LED Lighting. LLC

[signature]

Name: Charles A. Szoradi

Title: CEO

Date: 05/10/19